UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2007

INTERNET BRANDS, INC.

(Exact name of registrant as specified in this charter)

Delaware	001-33797	95-4711621
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

909 North Sepulveda Blvd., 11th Floor, El Segundo, CA  90245

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, including area code:  (310) 280-4000

Not applicable

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03—Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with its recent initial public offering of Class A common stock, par value $0.001 per share, the Company amended and restated its certificate of incorporation (the “Restated Certificate”), effective November 21, 2007. The Company’s Restated Certificate, as filed with the Secretary of State of the State of Delaware on November 21, 2007, is attached hereto as Exhibit 3.1 and is incorporated herein by reference in its entirety.

Item 9.01—Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2007	INTERNET BRANDS, INC.

	By:	/s/ Robert N. Brisco
Robert N. Brisco
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Certificate of Incorporation.